USAA(R) logo appears here.




                             USAA GROWTH and
                                   TAX STRATEGY Fund



                                      [Picture appears here.]



                               Semiannual Report

--------------------------------------------------------------------------------
November 30, 2001

Table of CONTENTS
-------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            13

      SHAREHOLDER VOTING RESULTS                                      15

      FINANCIAL INFORMATION

         Portfolio of Investments                                     18

         Notes to Portfolio of Investments                            25

         Statement of Assets and Liabilities                          27

         Statement of Operations                                      28

         Statements of Changes in Net Assets                          29

         Notes to Financial Statements                                30

2

USAA
--------------------------------------------------------------------------------
                         Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
         EQUITY                      MONEY MARKET                 INDEX
--------------------------------------------------------------------------------

    Aggressive Growth                Money Market          Extended Market Index
(CLOSED TO NEW INVESTORS)
                                Tax Exempt Money Market     Global Titans Index
     Capital Growth
                              Treasury Money Market Trust     Nasdaq-100 Index
    Emerging Markets
                                  State Money Market           S&P 500 Index
   First Start Growth
                              --------------------------------------------------
        Growth                       TAXABLE BOND            ASSET ALLOCATION
                              --------------------------------------------------
     Growth & Income
                                      GNMA Trust            Balanced Strategy
      Income Stock
                               High-Yield Opportunities    Cornerstone Strategy
     International
                                        Income           Growth and Tax Strategy
    Precious Metals
      and Minerals              Intermediate-Term Bond       Growth Strategy
  (ON OCTOBER 1, 2001,
  THE FUND'S NAME WAS              Short-Term Bond           Income Strategy
  CHANGED FROM GOLD TO
PRECIOUS METALS AND MINERALS.)---------------------------
                                   TAX-EXEMPT BOND
                              ---------------------------
 Science & Technology
                                      Long-Term
    Small Cap Stock
                                   Intermediate-Term
        Value
                                     Short-Term
    World Growth
                                   State Bond/Income

--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                         INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GROWTH AND TAX STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                         from the PRESIDENT


[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]

                                                   "
                                      ...WE BELIEVE AN ECONOMIC

                                       RECOVERY IS ON THE HORIZON.

                                    AS 2001 DREW TO A CLOSE, WE WERE

                                      RECEIVING MORE POSITIVE THAN

                                  NEGATIVE SURPRISES FROM THE LEADING

                                          ECONOMIC INDICATORS.
                                                   "

--------------------------------------------------------------------------------

               As your Fund's semiannual report period ended, investors were still "paying the bill" for the excesses of the 1990s. The U.S. economy continued to struggle through its first recession in a decade, and corporate earnings fell dramatically, resulting in substantial layoffs and labor consolidations. Furthermore, the impact of the Federal Reserve Board's monetary stimulus policy has yet to be fully felt. Typically, the stimulative effects will lag a rate cut by six to 12 months--and there were 11 rate cuts in 2001.

               All in all, 2001 was another difficult year for the markets. Major market indexes declined for a second year in a row, the first time since 1973-74. The Standard & Poor's 500 Index, down more than 9% in 2000, lost another 12% by the end of 2001. The Nasdaq Composite, once the high-flier of the technology boom, lost 21%, but that was only half of its 39% decline in 2000. For its part, the Dow Jones Industrial Average fell 5.4% in 2001, slightly more than its 4.7% drop in 2000.

 ...CONTINUED
--------------------------------------------------------------------------------


               While the decline was worsened by the terrorist attacks of September 11, it is mostly due to poor economic conditions and weak corporate performance. Nonetheless, we believe an economic recovery is on the horizon. As 2001 drew to a close, we were receiving more positive than negative surprises from the leading economic indicators. Unemployment claims have slowed, for example; manufacturing activity has increased. It remains to be seen if these trends will continue, but equity prices are still high relative to corporate earnings, and a rebound in earnings is needed to support strength in the stock market.

               A considerable drag on earnings, however, is the substantial debt on many corporate balance sheets. Furthermore, in paying down the debt, companies will have less money to spend on other things such as labor, goods, and materials. These factors suggest a gradual, rather than dramatic, economic recovery.

               The bond market is already anticipating that recovery. Although short-term rates are at their lowest level in 40 years, long-term rates have moved back up to where they were before the 11 interest rate reductions, indicating that investors expect the Fed to begin raising interest rates. In our view, the Fed is




               THE STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               THE NASDAQ COMPOSITE INDEX IS A MARKET-VALUE-WEIGHTED INDEX THAT MEASURES ALL DOMESTIC AND NON-U.S.-BASED SECURITIES LISTED ON THE NASDAQ STOCK MARKET.

               THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 ACTIVELY TRADED BLUE CHIP STOCKS.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                         from the PRESIDENT


               unlikely to change its policy until a recovery is well under way, and then the rate increases will be moderate--so long as inflation remains low.

               In this very challenging time, USAA had one of the lowest redemption rates in the industry--a tribute to the patience and intellect of our shareholders. Clearly, you understand the importance of staying the course and letting your investments work for you over time, even during the rough spots. Furthermore, many of you are continuing to commit funds you will not need for at least five years to take advantage of buying opportunities.

               On behalf of the entire team at USAA, I would like to thank you for your trust and your business. We are committed to helping you determine and plan your investment goals, and will continue to work hard on your behalf.


               Sincerely,


               \S\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                         OVERVIEW


USAA GROWTH AND TAX STRATEGY FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Conservative   balance  for  the  investor  between  income,  the
               majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests   principally  in  tax-exempt   bonds  and  money  market
               instruments and the remainder in blue chip stocks.

--------------------------------------------------------------------------------
                                          11/30/01            5/31/01
--------------------------------------------------------------------------------
 Net Assets                           $222.2  Million      $238.8 Million
 Net Asset Value Per Share                 $15.03              $15.87


--------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 11/30/01
--------------------------------------------------------------------------------
  5/31/01 to 11/30/01**      1 YEAR    5 YEARS   10 YEARS   30-DAY SEC YIELD
        -3.74%               -6.75%     5.23%      8.02%          2.73%

 * CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

** TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-
   MONTH RETURN IS CUMULATIVE.

               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                         OVERVIEW



                       CUMULATIVE PERFORMANCE COMPARISON
                       ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund, the Lehman Brothers Municipal Bond Index, and the Lipper Balanced Funds Index for the period of 11/30/91 through 11/30/01. The data points from the graph are as follows:

               USAA GROWTH & TAX        LEHMAN           LIPPER
                 STRATEGY FUND          INDEX            INDEX
               -----------------        ------           -------

11/30/91            $10,000             $10,000          $10,000
05/31/92             10,576              10,458           10,884
11/30/92             10,855              11,003           11,395
05/31/93             11,798              11,709           12,220
11/30/93             12,306              12,222           12,726
05/31/94             12,235              11,998           12,670
11/30/94             12,090              11,580           12,554
05/31/95             13,549              13,092           14,131
11/30/95             14,637              13,769           15,584
05/31/96             15,528              13,690           16,458
11/30/96             16,769              14,578           18,113
05/31/97             17,734              14,823           19,278
11/30/97             19,081              15,623           21,193
05/31/98             20,439              16,214           23,157
11/30/98             20,973              16,836           23,894
05/31/99             22,299              16,971           25,597
11/30/99             23,118              16,655           26,224
05/31/00             23,776              16,826           27,038
11/30/00             23,202              18,018           26,974
05/31/01             22,476              18,869           27,605
11/30/01             21,636              19,594           26,559


               DATA FROM 11/30/91 THROUGH 11/30/01.


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the following benchmarks:

               - The  Lehman   Brothers   Municipal  Bond  Index,  an  unmanaged
                 benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

               - The Lipper Balanced Funds Index,  which tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category. Lipper Analytical Services, Inc., is an independent organization that monitors the performance of mutual funds.

               NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS.

MANAGERS'
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund



[Photograph of the Portfolio
 Managers appears here.]

                               From left to right: Patrick O'Hare, CFA
                               (Blue Chip Stocks), and

                               Clifford A. Gladson, CFA (Allocation Manager, Tax-Exempt Bonds, and Tax-Exempt Money Market Instruments).


PERFORMANCE
--------------------------------------------------------------------------------

               The USAA Growth and Tax Strategy Fund's diversified asset mix has helped offset the volatility in the stock markets over the last six months. The Fund's return for the period ending November 30, 2001, was-3.74%. The Fund's long-term performance is depicted in the 10-year cumulative performance chart on page 8.

FUND OVERVIEW
--------------------------------------------------------------------------------

               The USAA Growth and Tax Strategy Fund was the first mutual fund to combine tax-exempt securities with common stocks into a single, balanced investment format. The Fund is designed to be a complete but conservative investment for shareholders who seek a good level of tax-exempt income with exposure to common stocks. Stocks provide the potential for capital appreciation and can help offset the impact of inflation on fixed-income assets. The tax-exempt bond component offers the



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


               potential to accumulate tax-free income. We manage the asset classes with a goal of enhancing the Fund's tax efficiency.

ASSET ALLOCATION
--------------------------------------------------------------------------------

               The Internal Revenue Code dictates that the Fund must have at least 50% of its assets invested in tax-exempt securities at the end of each fiscal quarter to pass tax-exempt income on to its shareholders. As a result, the Fund does not offer the traditional investment mix of 60% common stocks and 40% bonds normally associated with a balanced fund. The Fund's common stock target range is 41%-49%. For the reporting period ending November 30, 2001, the Fund had allocated 51.6% of its assets in tax-exempt bonds, 47.4% in blue chip stocks, and 0.2% in tax-exempt money market instruments.

TAX-EXEMPT BONDS
--------------------------------------------------------------------------------

               Interest rates for long-term municipal bonds did not fall as sharply as short-term interest rates during the period. For example, the yield of the Bond Buyer 40-Bond Index, the industry standard for long-term, investment-grade municipal bonds, fell only 0.12%--from 5.42% on May 31 to 5.30% on November 30. However, even this slight decrease in rates caused bond prices to improve and helped moderate some of the price volatility in the equity portfolio.

               The slight decline in long-term rates appears to reflect the credit markets' expectation of moderate inflation. This


               THE BOND BUYER 40-BOND INDEX IS REPRESENTATIVE OF YIELDS ON 40 LARGE ONE-YEAR, TAX-EXEMPT NOTES.

 ...CONTINUED
--------------------------------------------------------------------------------


               expectation mirrors the current lack of pricing power of commodity producers and manufacturers. In an effort to stimulate the economy, the Federal Reserve Board (the Fed) cut short-term interest rates by a total of 4.5% from the beginning of the year to the period's end. The fact that long-term rates were stable during the period and short-term rates dropped seems to indicate that the market anticipates stronger economic activity in 2002.

               Given the current economic conditions, we intend to continue to purchase solid investment-grade municipal bonds with final maturities between 15 and 25 years. This strategy should enable the Fund to distribute a good level of tax-exempt income. In addition, if the current economic slowdown lasts longer than anticipated, long-term interest rates may continue to decline, which would cause municipal bonds with longer maturities to increase in value.

STOCKS
--------------------------------------------------------------------------------

               The equity portion of the Fund's portfolio underperformed the S&P 500 Index as well as its peers for the six months ending November 30, 2001. The Fund's overweight position in blue chip technology stocks was the primary reason for the sector's underperformance. We had invested in these stocks before the terrorist attacks of September 11, 2001, when we saw evidence that the fundamentals in technology had bottomed and that things were improving. The terrorist attacks, however, reversed

               THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


               positive trends that were developing in the technology sector and the overall economy.

               When it became clear that the U.S. economy was in a recession and that corporate profits were evaporating, investors indis-criminately sold their stocks. Although stocks rebounded in October and November 2001, the major indexes are still well off their highs.

               Our strategy for the Fund's equity sector involves looking for stocks that dominate, or have the potential to dominate, their industries. We prefer to buy companies in industries that are growing faster than the overall market. However, we will also buy dominant companies in more mature industries to diversify this sector of the portfolio. We will continue to hold a company's shares as long as its long-term fundamentals remain intact. This long-term perspective should allow us to minimize any potential capital gain distributions.

               We believe that the stock market has discounted a lot of negative news over the last six months and that the stage is set for the markets to recover. Although it is impossible to predict the timing of any market move, we believe that the upside potential outweighs the downside risk right now. We are looking for an economic recovery to happen in 2002 as monetary and fiscal stimulus provided by the U.S. government begins to bear fruit. This growth should lead to a rebound in corporate profits and provide a better environment for stocks to perform well.

               We and our team of analysts and traders are honored by your trust in our stewardship of your hard-earned income. Thank you for allowing us the opportunity to serve you.

PORTFOLIO
--------------------------------------------------------------------------------
                         HIGHLIGHTS


---------------------------------------------------------------
                   TAX-EXEMPT SECURITIES
                      TOP 5 HOLDINGS
                     (% of Net Assets)
---------------------------------------------------------------

Michigan - Hospital Finance Auth. RB, Series 1999A         4.5%

Wisconsin - University of Wisconsin Hospitals and
  Clinics Auth. RB, Series 2000                            3.0%

Connecticut - Mashantucket (Western) Pequot Tribe RB,
  Series 1997B                                             2.6%

Texas - Lewisville RB, Series 1998                         2.6%

Rhode Island - Housing and Mortgage Finance Corp. SFH
  RB, Series 15-A                                          2.4%

---------------------------------------------------------------



            ------------------------------------------
                         TOP 10 INDUSTRIES
                         (% of Net Assets)
            ------------------------------------------

            Hospitals                            16.7%

            Pharmaceuticals                       7.4%

            Diversified Financial Services        6.2%

            Semiconductors                        4.6%

            Appropriated Debt                     4.1%

            Escrowed Bonds                        3.9%

            Education                             3.4%

            General Obligation                    3.4%

            Single-Family Housing                 3.0%

            Systems Software                      2.7%

            ------------------------------------------


YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-24.

14

 ...CONTINUED
--------------------------------------------------------------------------------
                         HIGHLIGHTS


              --------------------------------
                    TOP 5 EQUITY HOLDINGS
                      (% OF NET ASSETS)
              --------------------------------

              Microsoft Corp.             2.7%

              Intel Corp.                 2.4%

              Texas Instruments, Inc.     2.2%

              Cisco Systems, Inc.         2.1%

              Citigroup, Inc.             2.0%

              --------------------------------



                                ASSET ALLOCATION
                                    11/30/01

A pie chart is shown here depicting the Asset Allocation as of November 30, 2001 of the USAA Growth and Tax Strategy Fund to be:

Blue Chip Stocks - 47.4%; Tax-Exempt Bonds - 51.6%; and Tax-Exempt Money Market Instruments - 0.2%.

     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 18-24.

SHAREHOLDER
--------------------------------------------------------------------------------
                         Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Investment Trust (the Trust). Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposals 2A through 2E and Proposal 4 are for the USAA Growth and Tax Strategy Fund, a series of the Trust.


PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:

                                                                     VOTES
               TRUSTEES                      VOTES FOR              WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis              239,347,773             5,469,150

               Christopher W. Claus         239,347,357             5,469,566

               David G. Peebles             239,347,773             5,469,150

               Michael F. Reimherr          239,347,773             5,469,150

               Richard A. Zucker            239,347,571             5,469,352

               Barbara B. Dreeben           239,347,963             5,468,960

               Robert L. Mason, Ph.D.       239,347,571             5,469,352

               Laura T. Starks, Ph.D.       239,347,571             5,469,352

16

 ...CONTINUED
--------------------------------------------------------------------------------
                         Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  8,790,274       461,363       150,112           23,768


PROPOSAL 2B
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction
               regarding  the  purchase  of   securities  of  other   investment
               companies.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  8,912,397       366,228       123,124           23,768


PROPOSAL 2C
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the issuance of senior securities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  8,808,775       436,801       156,173           23,768

 ...CONTINUED
--------------------------------------------------------------------------------


PROPOSAL 2D
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of commodities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  8,441,855       846,253       113,641           23,768


PROPOSAL 2E
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of real estate.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  8,750,018       508,679       143,052           23,768


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  8,949,122       271,394       181,233           23,768

18

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS


USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                                                 MARKET
   AMOUNT                                            COUPON                VALUE
    (000)   SECURITY                                   RATE    MATURITY    (000)
--------------------------------------------------------------------------------
            TAX-EXEMPT SECURITIES (51.8%)

            TAX-EXEMPT BONDS (51.6%)

            ALABAMA (2.3%)
  $ 4,700   Baldwin County Health Care Auth. RB,
              Series 1998                              5.75%  4/01/2027 $  3,997
    1,000   Univ. of Alabama at Birmingham Hospital RB,
              Series 2000A (INS)6                      5.88   9/01/2031    1,058
            ARKANSAS (1.2%)
    2,500   Conway Health Facilities Board Hospital RB,
              Series 1999A                             6.40   8/01/2029    2,610
            CALIFORNIA (1.4%)
    3,000   Los Angeles Department Water and Power
              Waterworks RB (INS)4                     5.13   7/01/2041    3,020
            CONNECTICUT (3.6%)
    2,500   Development Auth. First Mortgage RB,
              Series 1997                              5.80   4/01/2021    2,271
    6,000   Mashantucket (Western) Pequot Tribe RB,
              Series 1997Bc                            5.75   9/01/2027    5,768
            GEORGIA (2.1%)
    4,500   Atlanta Airport RB, Series 2000A
              (INS)4                                   5.60   1/01/2030    4,682
            ILLINOIS (1.5%)
    5,500   Health Facilities Auth. RB, Series 1996
              (Mercy Hospital)                         6.38   1/01/2015    3,340
            INDIANA (1.2%)
    2,500   LaPorte County Hospital Auth. RB (PRE)     6.00   3/01/2023    2,658
            LOUISIANA (1.2%)
    2,500   Local Government Environmental
              Facilities and Community Development
              Auth. RB (INS)3                          6.55   9/01/2025    2,731

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                                                 MARKET
   AMOUNT                                            COUPON                VALUE
    (000)   SECURITY                                   RATE    MATURITY    (000)
--------------------------------------------------------------------------------
            MAINE (1.4%)
  $ 3,000   Health and Higher Educational Facilities
              Auth. RB, Series 2000C (INS)5            5.75%  7/01/2030 $  3,137
            MASSACHUSETTS (0.9%)
    2,000   Health and Educational Facilities Auth. RB,
              Series 2001DD (Harvard University)       5.00   7/15/2035    1,959
            MICHIGAN (8.1%)
    4,000   Detroit Sewage Disposal RB, Series 1999A
              (INS)4                                   5.75   7/01/2026    4,481
    4,000   Hospital Finance Auth. RB, Series 1996     6.25  10/01/2027    3,514
    9,500   Hospital Finance Auth. RB, Series 1999A    6.13  11/15/2026   10,008
            MONTANA (1.6%)
    3,600   Health Facilities Auth. RB, Series 1996    6.38   6/01/2018    3,467
            NEW YORK (7.6%)
    1,000   Dormitory Auth. RB, Series 1999
              (Pratt Institute) (INS)2                 6.00   7/01/2020    1,085
    3,230   Dormitory Auth. RB, Series 1999A
              (Upstate Community Colleges)             5.00   7/01/2019    3,169
    1,000   Dormitory Auth. RB, Series 2001-2
              (New York University) (INS)1             5.00   7/01/2031      978
    3,850   Medical Care Facilities Finance Agency RB,
              Series 1995A (PRE)                       6.85   2/15/2017    4,389
    4,000   Metropolitan Transportation Auth. RB,
              Series 2000A                             6.00   4/01/2030    4,362
    2,690   New York City GO, Series 2000A             6.00   5/15/2020    2,877
            OKLAHOMA (1.2%)
    2,695   Valley View Hospital Auth. RB,
              Series 1996                              6.00   8/15/2014    2,636
            OREGON (2.2%)
    5,000   Department Administration Services COP,
              Series 2001B (INS)1                      5.00   5/01/2021    4,960
            PENNSYLVANIA (0.8%)
    1,545   Philadelphia Gas Works RB, 14th
              Series (PRE)                             6.38   7/01/2026    1,669

20

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)

PRINCIPAL                                                                 MARKET
   AMOUNT                                            COUPON                VALUE
    (000)   SECURITY                                   RATE    MATURITY    (000)
--------------------------------------------------------------------------------
            PUERTO RICO (0.4%)
  $ 1,000   Public Finance Corp. RB, Series 2001A
              (INS)6                                  5.00%   8/01/2029 $    998
            RHODE ISLAND (2.4%)
    5,200   Housing and Mortgage Finance Corp. SFH RB,
              Series 15-A                              6.85  10/01/2024    5,437
            TEXAS (6.3%)
    3,410   Fort Worth Higher Education Finance Corp.
              RB, Series 1997A                         6.00  10/01/2016    3,479
    5,675   Lewisville RB, Series 1998 (INS)3          5.80   9/01/2025    5,833
   30,270   Northwest Independent School District GO,
              Series 1997 (NBGA) b                     6.38   8/15/2032    4,629
            UTAH (0.7%)
    1,710   Intermountain Power Agency RB,
              Series 1996D                             5.00   7/01/2021    1,665
            WISCONSIN (3.5%)
    1,250   Housing and Economic Development Auth.
              SFH RB, Series 1992A                     7.10   3/01/2023    1,279
    6,030   Univ. of Wisconsin Hospitals and
              Clinics Auth. RB, Series 2000 (INS)5     6.13   4/01/2021    6,581
--------------------------------------------------------------------------------

            Total tax-exempt bonds (cost: $112,162)                      114,727
--------------------------------------------------------------------------------


            TAX-EXEMPT MONEY MARKET INSTRUMENTS (0.2%)

            VIRGINIA (0.2%)
      400   Waynesboro IDA RB, Series 1997 (LOC)a,d
               (cost: $400)                            1.60  12/15/2028      400
--------------------------------------------------------------------------------

            Total tax-exempt securities (cost: $112,562)                 115,127
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            BLUE CHIP STOCKS (47.4%)
            ADVERTISING (0.7%)
   19,600   Omnicom Group, Inc.                                         $  1,683
--------------------------------------------------------------------------------
            AEROSPACE & DEFENSE (1.0%)
   31,700   Boeing Co.                                                     1,113
   20,600   United Technologies Corp.                                      1,240
--------------------------------------------------------------------------------
                                                                           2,353
--------------------------------------------------------------------------------
            APPLICATION SOFTWARE (0.3%)
   26,600   Siebel Systems, Inc. *                                           594
--------------------------------------------------------------------------------
            AUTOMOBILE MANUFACTURERS (0.4%)
   46,151   Ford Motor Co.                                                   874
--------------------------------------------------------------------------------
            BREWERS (0.7%)
   34,800   Anheuser-Busch Companies, Inc.                                 1,500
--------------------------------------------------------------------------------
            COMPUTER HARDWARE (0.7%)
   39,900   Dell Computer Corp. *                                          1,115
    3,800   IBM Corp.                                                        439
--------------------------------------------------------------------------------
                                                                           1,554
--------------------------------------------------------------------------------
            COMPUTER STORAGE & PERIPHERALS (0.5%)
   63,600   EMC Corp. *                                                    1,068
--------------------------------------------------------------------------------
            CONSTRUCTION & FARM MACHINERY (0.4%)
   21,200   Caterpillar, Inc.                                              1,005
--------------------------------------------------------------------------------
            DIVERSIFIED COMMERCIAL SERVICES (0.2%)
   18,000   IMS Health, Inc.                                                 369
--------------------------------------------------------------------------------

22

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            DIVERSIFIED FINANCIAL SERVICES (6.2%)
   34,800   American Express Co.                                        $  1,145
   14,332   Bear Stearns Companies, Inc.                                     824
   93,500   Citigroup, Inc.                                                4,479
   41,440   J. P. Morgan Chase & Co.                                       1,563
   43,800   Morgan Stanley Dean Witter & Co.                               2,431
   64,600   State Street Corp.                                             3,381
--------------------------------------------------------------------------------
                                                                          13,823
--------------------------------------------------------------------------------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
   35,400   Flextronics International Ltd. *                                 885
--------------------------------------------------------------------------------
            GENERAL MERCHANDISE STORES (2.4%)
   51,400   Target Corp.                                                   1,930
   61,000   Wal-Mart Stores, Inc.                                          3,364
--------------------------------------------------------------------------------
                                                                           5,294
--------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT (0.8%)
   34,200   Medtronic, Inc.                                                1,617
    7,360   Zimmer Holdings, Inc. *                                          237
--------------------------------------------------------------------------------
                                                                           1,854
--------------------------------------------------------------------------------
            HOME IMPROVEMENT RETAIL (0.8%)
   37,200   Home Depot, Inc.                                               1,736
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (1.1%)
   28,400   Colgate-Palmolive Co.                                          1,657
   11,100   Procter & Gamble Co.                                             860
--------------------------------------------------------------------------------
                                                                           2,517
--------------------------------------------------------------------------------
            INDUSTRIAL CONGLOMERATES (2.0%)
  114,600   General Electric Co.                                           4,412
--------------------------------------------------------------------------------
            INTEGRATED OIL & GAS (2.5%)
   30,800   ChevronTexaco Corp.                                            2,618
   79,208   Exxon Mobil Corp.                                              2,963
--------------------------------------------------------------------------------
                                                                           5,581
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (2.2%)
   86,500   SBC Communications, Inc.                                    $  3,233
   75,200   Sprint Corp. - FON Group                                       1,639
--------------------------------------------------------------------------------
                                                                           4,872
--------------------------------------------------------------------------------
            MOVIES & ENTERTAINMENT (2.4%)
   71,200   AOL Time Warner, Inc. *                                        2,485
   63,779   Viacom, Inc. "B" *                                             2,784
--------------------------------------------------------------------------------
                                                                           5,269
--------------------------------------------------------------------------------
            MULTI-LINE INSURANCE (0.5%)
   13,650   American International Group, Inc.                             1,125
--------------------------------------------------------------------------------
            NETWORKING EQUIPMENT (2.1%)
  233,600   Cisco Systems, Inc. *                                          4,775
--------------------------------------------------------------------------------
            OIL & GAS EQUIPMENT & SERVICES (0.4%)
   39,500   Halliburton Co.                                                  846
--------------------------------------------------------------------------------
            PHARMACEUTICALS (7.4%)
   40,000   American Home Products Corp.                                   2,404
   73,600   Bristol-Myers Squibb Co.                                       3,957
   11,100   Eli Lilly & Co.                                                  918
   13,800   Johnson & Johnson, Inc.                                          804
   32,100   Merck & Co., Inc.                                              2,175
   60,000   Pfizer, Inc.                                                   2,598
   80,000   Pharmacia Corp.                                                3,552
--------------------------------------------------------------------------------
                                                                          16,408
--------------------------------------------------------------------------------
            PROPERTY & CASUALTY INSURANCE (1.3%)
   82,000   Allstate Corp.                                                 2,808
--------------------------------------------------------------------------------
            SEMICONDUCTOR EQUIPMENT (0.6%)
   19,200   Applied Materials, Inc. *                                        763
   18,500   Teradyne, Inc. *                                                 515
--------------------------------------------------------------------------------
                                                                           1,278
--------------------------------------------------------------------------------

24

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SEMICONDUCTORS (4.6%)
  160,000   Intel Corp.                                                 $  5,225
  154,000   Texas Instruments, Inc.                                        4,936
--------------------------------------------------------------------------------
                                                                          10,161
--------------------------------------------------------------------------------
            SOFT DRINKS (1.3%)
   60,500   PepsiCo, Inc.                                                  2,942
--------------------------------------------------------------------------------
            SYSTEMS SOFTWARE (2.7%)
   92,400   Microsoft Corp. *                                              5,933
--------------------------------------------------------------------------------
            TELECOMMUNICATION EQUIPMENT (0.8%)
   31,900   QUALCOMM, Inc. *                                               1,873
--------------------------------------------------------------------------------
            Total blue chip stocks (cost: $61,083)                       105,392
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (COST: $173,645)                          $220,519
================================================================================

NOTES
--------------------------------------------------------------------------------
                        to Portfolio of INVESTMENTS


USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets.

         PORTFOLIO DESCRIPTION ABBREVIATIONS

         COP    Certificate of Participation

         GO     General Obligation

         IDA    Industrial Development Authority

         RB     Revenue Bond

         SFH    Single-Family Housing

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. A high-quality bank, insurance company or other corporation, or a collateral trust may provide the enhancement.

         (PRE)  Prerefunded to a date prior to maturity.

         (LOC)  Enhanced by a bank letter of credit.

         (NBGA) Enhanced by a nonbank guarantee agreement.

         (INS)  Scheduled principal and interest payments are insured by:

                (1) AMBAC Financial Group, Inc.

                (2) Asset Guaranty Insurance Co.

                (3) ACA Financial Guaranty Corp.

                (4) Financial Guaranty Insurance Co.

                (5) Financial Security Assurance Holdings Ltd.

                (6) MBIA


          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

NOTES
--------------------------------------------------------------------------------
                         to Portfolio of INVESTMENTS
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) Variable-rate demand notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity is the next put date.

         (b) Zero-coupon security - the rate represents the effective yield at date of purchase. At November 30, 2001, this security represented 2.1% of the Fund's net assets.

         (c) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees.

         (d) Put bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

          *  Non-income-producing security.



         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                         of ASSETS and LIABILITIES
                         (in thousands)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


ASSETS

   Investments in securities, at market value (identified cost
     of $173,645)                                                      $220,519
   Cash                                                                      89
   Receivables:
      Capital shares sold                                                   100
      Dividends and interest                                              1,752
                                                                       --------
         Total assets                                                   222,460
                                                                       --------

LIABILITIES

   Capital shares redeemed                                                   47
   USAA Investment Management Company                                        91
   USAA Transfer Agency Company                                              20
   Accounts payable and accrued expenses                                     66
                                                                       --------
         Total liabilities                                                  224
                                                                       --------
            Net assets applicable to capital shares outstanding        $222,236
                                                                       ========

REPRESENTED BY:

   Paid-in capital                                                     $186,311
   Accumulated undistributed net investment income                        1,138
   Accumulated net realized loss on investments                         (12,087)
   Net unrealized appreciation of investments                            46,874
                                                                       --------
            Net assets applicable to capital shares outstanding        $222,236
                                                                       ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       14,791
                                                                       ========
   Net asset value, redemption price, and offering price per share     $  15.03
                                                                       ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

STATEMENT
--------------------------------------------------------------------------------
                         of OPERATIONS
                         (in thousands)

USAA GROWTH AND TAX STRATEGY FUND

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends                                                       $    587
      Interest                                                           3,530
                                                                      --------
         Total income                                                    4,117
                                                                      --------
   Expenses:
      Management fees                                                      568
      Administrative and servicing fees                                    111
      Transfer agent's fees                                                125
      Custodian's fees                                                      45
      Postage                                                               32
      Shareholder reporting fees                                             9
      Trustees' fees                                                         3
      Registration fees                                                     19
      Professional fees                                                     15
      Other                                                                  2
                                                                      --------
         Total expenses                                                    929
      Expenses paid indirectly                                             (23)
                                                                      --------
         Net expenses                                                      906
                                                                      --------
            Net investment income                                        3,211
                                                                      --------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss                                                 (6,921)
      Change in net unrealized appreciation/depreciation                (5,376)
                                                                      --------
            Net realized and unrealized loss                           (12,297)
                                                                      --------
Decrease in net assets resulting from operations                      $ (9,086)
                                                                      ========



   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                         of Changes in NET ASSETS
                         (in thousands)

USAA GROWTH AND TAX STRATEGY FUND

SIX-MONTH PERIOD ENDED NOVEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MAY 31, 2001


FROM OPERATIONS                                        11/30/2001    5/31/2001
                                                       -----------------------
   Net investment income                                $  3,211      $  7,446
   Net realized loss on investments                       (6,921)       (5,041)
   Change in net unrealized appreciation/depreciation
      of investments                                      (5,376)      (16,556)
                                                       -----------------------
      Decrease in net assets resulting
         from operations                                  (9,086)      (14,151)
                                                       -----------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                  (3,589)       (7,305)
                                                       -----------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                               5,150        14,180
   Reinvested dividends                                    3,207         6,542
   Cost of shares redeemed                               (12,259)      (24,045)
                                                       -----------------------
      Decrease in net assets from
         capital share transactions                       (3,902)       (3,323)
                                                       -----------------------
Net decrease in net assets                               (16,577)      (24,779)

NET ASSETS

   Beginning of period                                   238,813       263,592
                                                       -----------------------
   End of period                                        $222,236      $238,813
                                                       =======================
Accumulated undistributed net investment income:
   End of period                                        $  1,138      $  1,516
                                                       =======================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                               342           840
   Shares issued for dividends reinvested                    218           395
   Shares redeemed                                          (816)       (1,438)
                                                       -----------------------
      Decrease in shares outstanding                        (256)         (203)
                                                       =======================



   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this semiannual report pertains only to the USAA Growth and Tax Strategy
         Fund (the Fund). The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

             A. SECURITY  VALUATION - The value of each  security is  determined
                (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                1. Portfolio  securities,  except  as  otherwise  noted,  traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

                2. Over-the-counter  securities  are  priced  at the last  sales price or, if not available, at the average of the bid and asked prices.

                3. Securities  purchased with  maturities of 60 days or less are stated at amortized cost, which approximates market value.

                4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


                   price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

                5. Securities  that  cannot be valued by the  methods  set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Trust's Board of Trustees.

             B. FEDERAL  TAXES  - The  Fund's  policy  is  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

             C. INVESTMENTS IN SECURITIES - Security  transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums are amortized over the life of the respective securities.

32

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


             D. EXPENSES PAID INDIRECTLY - The Fund's  custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended November 30, 2001, custodian fee offset arrangements reduced expenses by $23,000.

             E. USE OF ESTIMATES - The  preparation  of financial  statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the
         Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding bor-

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


         rowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 2001.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $5,026,000, which will expire between 2008 and 2010. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds  from  sales/maturities  of  securities,
         excluding  short-term  securities,   for  the  six-month  period  ended
         November 30, 2001, were $26,504,000 and $63,124,000, respectively.

         The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

         Gross unrealized appreciation and depreciation of investments as of November 30, 2001, were $50,646,000 and $3,772,000, respectively.

34

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended November 30, 2001.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

             A. MANAGEMENT FEES - The Manager carries out the Fund's  investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.50% of the Fund's average net assets.

                Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Balanced Funds Index, which

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


                tracks the total return performance of the top 30 largest funds in the Lipper Balanced Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

         OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
         -----------------------------------------------------------------------
         +/- 0.20% to 0.50%             +/- 0.04%
         +/- 0.51% to 1.00%             +/- 0.05%
         +/- 1.01% and greater          +/- 0.06%

         1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

36

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


             B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

             C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
                Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. Prior to August 1, 2001, the annual charge per account was $28.50.

             D. UNDERWRITING   SERVICES  -  The   Manager   provides   exclusive
                underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA GROWTH AND TAX STRATEGY FUND

NOVEMBER 30, 2001 (UNAUDITED)


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             NOVEMBER 30,                YEAR ENDED MAY 31,
                             ----------------------------------------------------------------
                                2001      2001       2000       1999       1998        1997
                             ----------------------------------------------------------------
Net asset value at
   beginning of period       $  15.87   $  17.28   $  16.66   $  16.31   $  15.14   $  14.11
Net investment income             .22        .49        .48        .47        .50        .52
Net realized and
   unrealized gain (loss)        (.82)     (1.42)       .61        .96       1.72       1.39
Distributions from net
   investment income             (.24)      (.48)      (.47)      (.48)      (.51)      (.52)
Distributions of realized
   capital gains                    -          -          -       (.60)      (.54)      (.36)
                             ----------------------------------------------------------------
Net asset value at
   end of period             $  15.03   $  15.87   $  17.28   $  16.66   $  16.31   $  15.14
                             ================================================================
Total return (%) *              (3.74)     (5.47)      6.62       9.10      15.26      14.21
Net assets at
   end of period (000)       $222,236   $283,813   $263,592   $252,442   $229,404   $185,504
Ratio of expenses to
   average net assets (%)         .82a,b     .70b       .71        .69        .71        .74
Ratio of net investment
   income to average
   net assets (%)                2.83a      2.91       2.80       2.89       3.22       3.66
Portfolio turnover (%)          11.86      35.69      66.43      63.42      65.58     194.21


  *  Assumes reinvestment of all dividend income and capital  gain distributions during the period.
(a)  Annualized.  The  ratio  is  not  necessarily  indicative  of  12 months of operations.
(b)  Reflects  total  expenses prior to any custodian fee offset arrangement. If the  custodian  fee  credit were excluded from the calculation, the expense ratio for each period would have been reduced as follows:
                                (0.02%)    (0.01%)      N/A        N/A        N/A        N/A

38

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                     TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                LEGAL COUNSEL   Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

              INTERNET ACCESS   USAA.COM

                                                                    Recycled
                                                                     Paper

USAA logo appears here.  WE KNOW WHAT IT MEANS TO SERVE.(R)
                         ---------------------------------------------------
                         INSURANCE - BANKING - INVESTMENTS - MEMBER SERVICES


27801-0102                                   (C)2002, USAA. All rights reserved.